UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2025
NAUTILUS BIOTECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39434	98-1541723
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Eastlake Avenue East Seattle, Washington (Address of principal executive offices)	98102 (Zip code)
(206) 333-2001
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NAUT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Nautilus Biotechnology, Inc. (the “Company”) held its 2025 annual meeting of stockholders on June 20, 2025 (the “Annual Meeting”). Of the 126,148,469 shares of the Company’s common stock outstanding as of the record date of April 22, 2025, 99,716,163 shares were represented at the Annual Meeting, either by proxy or by attending the meeting. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below:
1.Election of Class I Directors. The following nominees were elected to serve as Class I directors, each to hold office until the Company’s 2028 annual meeting of stockholders or until his or her respective successor has been duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Sujal Patel	84,321,482	828,529	14,566,152
Matthew McIlwain	82,211,113	2,938,898	14,566,152

2.Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions
99,504,636	137,708	73,819
As previously disclosed, former directors Vijay Pande and Michael Altman each previously informed the Company that he would not stand for re-election to the Company’s board of directors (the “Board”) at the Annual Meeting and resigned from the Board, effective upon the Annual Meeting. In connection therewith, also as previously disclosed, director Matthew McIlwain agreed to resign as a Class II director, effective upon the Annual Meeting, and to stand for election to the Board as a Class I director at the Annual Meeting (pursuant to which he was elected as described above) and the Board approved decreasing the authorized number of directors to seven (7) directorships, effective upon the Annual Meeting, consisting of two Class I directorships, two Class II directorships and three Class III directorships.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 23, 2025

NAUTILUS BIOTECHNOLOGY, INC.

By:	/s/ Sujal Patel
Name:	Sujal Patel
Title:	Chief Executive Officer